VENETIAN MACAU LIMITED JUNKET CREDIT AGREEMENT
威尼斯人澳門股份有限公司博彩中介人貸款合同

貸款人資料 LENDER INFORMATION
公司名稱 Company Name: 威尼斯人澳門股份有限公司 VENETIAN MACAU LIMITED
公司地址 Business Address:

公司電話 Business Phone 商業登記號碼 Business Registration ____

借款人資料 BORROWER INFORMATION
博彩中介人公司名稱 Junket Company Name 君皇博彩中介業務有限公司 KING'S GAMING PROMOTION LIMITED
公司地址 Business Address

公司電話 Business Phone ____________ 商業登記號碼 Business Registration # ____________
博彩中介人登記號碼 Junket License# __________ 客人帳戶編號 Patron Account # ________
借貸限額 Credit Limit HKD30,000,000.00 (HONG KONG DOLLARS THIRTY MILLION ONLY)

博彩中介人公司之董事及股東資料 COMPANY DIRECTOR AND SOCIO INFORMATION (Individual Director and Socio of Junket Company)
董事及股東名稱 Administrador and Socio Name 莫志雄 MOK, CHI HUNG 客人帳戶編號 Patron Account # ____ ____
股東名稱 Socio Name 黃漢明 WONG, HON MENG 客人帳戶編號 Patron Account # ____ ____

擔保人資料 GUARANTOR INFORMATION
擔保人名稱 Guarantor Name 黃漢權 VONG, HON KUN 婚姻狀況 Marital Status ____________
客人帳戶編號 Patron Account # ____________
地址 Address ____________
住址電話 Residence Phone ____________ 出生日期 Date of Birth ______
身份證 / 護照編號 Identification Card / Passport # ________

博彩中介人貸款合同 Junket Credit Agreement

借款人（亦稱"債務人"）在此向 威尼斯人澳門股份有限公司（"貸款人"）申請貸款及擔保人在此以個人名義來擔保借款人所申請的貸款並共同同意以下條款及細則：The Borrower, (aka the "Debtor") hereby applies for a credit line with Venetian Macau Limited (the "Lender") and the Guarantor hereby personally guarantees the debt of the Borrower/Debtor, subject to the following terms and conditions:

（一）借款人及擔保人謹此證明所有上述提供給貸款人之資料或於申請貸款表格上提供的資料均為正確無誤，並同意貸款人可以以任何合法方式或途徑對上述之資料作出確認，包括核實任何所列出的公司或個人信貸狀況，其他職業及/或僱用歷史之記錄。
1. The Borrower and the Guarantor both attest that all information provided above or provided in the Credit Application Forms by the Borrower and the Guarantor to the Lender is true and accurate, and the Lender has the Borrower's as well as the Guarantor's permission to verify such information, including verification of any listed company or individual credit, other business and/or employment history, through any legitimate source.

（二）借款人及擔保人在此免除貸款人對其資料保密的責任，並允准貸款人在借款人從未將所有到期的貸款額全數付還予貸款人時，貸款人可將借款人之資料，欠款額以及申請貸款表格上的資料透露給第三者，以保障貸款人可根據本貸款合同來收回借款人欠繳的款額。
2. The Borrower and Guarantor exempt the Lender from his duty of secrecy, authorizing the Lender, as long as any amounts are owed to the Lender by the Borrower, to disclose to third parties the information provided above, or

provided in the Credit Application Form or the amount of credit owed, to the extent required to obtain the repayment of credit granted to the Borrower pursuant to this agreement.

（三）貸款人可使用以上之地址為聯絡及通知借款人或擔保人有關任何貸款人之要求。
3. The addresses listed above will serve as proper notice to the Borrower or to the Guarantor of any demand.

（四）所有借款人個人或公司以及擔保人等其他有關資料將會受到貸款人的自動程序化處理，目的為給貸款人將有關借貸信用風險作分析、以及保證能收取所有已借貸予借款人之貸款額，及向第三者信用機構查詢有關借貸信用風險。
4. Personal or company data or any other related information provided by the Borrower as well as by the Guarantor will be subject to automated processing by the Lender for the purposes of analyzing credit risk and ensuring the repayment of amounts lent to the Borrower, and for credit risk inquiries to third party credit agencies.

（五）所有貸款額均只可以娛樂場籌碼形式來作轉換，並且借款人只可於威尼斯人澳門股份有限公司娛樂場內合法使用其借貸的籌碼。
5. Credit issued by the Lender to the Borrower shall be only granted by means of transfer of casino chips of the Lender to be used by the Borrower solely within the Venetian Macau Limited casinos for legitimate casino play purposes.

（六・一）借款人要求貸款人提供依據本合同所述金額為港幣叁仟萬元(HKD30,000,000.00)之娛樂場籌碼。
6.1. The Borrower requests the Lender to make available a credit line to be used in casino chips up to the amount of HKD30,000,000.00 (THIRTY MILLION HONG KONG DOLLARS).

（六・二）借款人所申請借貸受限於貸款人收到借款人所簽發的本合同附件一之本票及一份同意書，該本票及同意書亦均應由以下擔保人簽署作保證。
6.2. The availability of the credit line shall be conditional upon the reception by the Lender of a Promissory Note ("Livrança") and a Letter of Consent ("Pacto de Preenchimento") in favor of the Lender, as attached to this Agreement as Annex 1, and secured by the Guarantor as underwriter ("Avalista").

（六・三）受制於上述規條，信貸額可根據借款人的要求而提取。
6.3. Subject to the provision above, the credit may be withdrawn upon request of the Borrower.

（六・四）每項根據這個合同所給予的信貸必須在每個可轉讓的借款提取確認書 (Fund Withdrawal Acknowledgment) 到期日內還款，借款人應就每次信貸額款項之提取簽署相對的借款提取確認書 (Fund Withdrawal Acknowledgment) 還款作出執行。
6.4. Each credit granted under this agreement shall be paid in the maturity date stated in each negotiable instrument (Fund Withdrawal Acknowledgment) which will be executed by the Borrower for each withdrawal.

（六・五）當借款人有未清還的欠款、信貸申請金額高於本合同批給之信貸限額或當貸款人在合理商業角度下認為借款人之公司在業務範圍或性質、營運、財產或財政狀況上已發生了重大的變更並影響其履行本合同之義務能力時，貸款人可拒絕借款人的信貸申請。
6.5. The Lender may refuse any request of credit whenever the Borrower has any outstanding amount to be paid to the Lender, whenever the request is above the limit of the credit granted under this agreement or whenever a material adverse change occurs, in the commercially reasonable opinion of the Lender, in the scope or nature of business, operation, assets or financial conditions of the Borrower, in its ability to perform its obligations hereunder.

（六・六）本合同允准之信貸限額可透過借款人的申請而加以提升，但借款人及擔保人必須共同簽署本合同附件二之"博彩中介人貸款額提升申請書"。
6.6. The credit line granted under this agreement, may be increased at Borrower's request, who, together with the Guarantor, must sign a "Junket Credit Line Increase Request", in the form presented as Annex 2 of this agreement.

（六・七）借款人所申請信貸額提升應受限於貸款人收到借款人所簽發的本合同附件一之本票及一份同意書，該本票及同意書亦均應由以下擔保人簽署作保證。

6.7. The availability of the increased credit line shall be conditional upon the reception by the Lender of a new Promissory Note ("Livrança") and a Letter of Consent ("Pacto de Preenchimento") in favor of the Lender, as attached to this Agreement as Annex 1, and secured by the Guarantor as underwriter ("Avalista").

（六・八）"博彩中介人貸款額提升申請書"之簽訂將作爲證明貸款人已增加了借款人的貸款額之充分憑証。

6.8. The signed "Junket Credit Line Increase Request" will be sufficient evidence of the further amounts granted by the Lender to the Borrower.

（六・九）因有價的約因，其包括貸款人向借款人提供所申請的信貸額於借款人承認已接受了該信貸額 (帳戶號碼: 1050427)，擔保人就此以個人名義及無條件地擔保借款人向貸款人的信貸額爲港幣叁仟萬元 (HKD30,000,000.00).

6.9. For valuable consideration, receipt of which is hereby acknowledged by the Borrower and which includes the granting and extension of a casino credit line by Creditor to the Borrower (Account#1050427), the Guarantor personally and unconditionally guarantees the payment, to the Creditor of any amount requested by the Borrower's under the credit line granted in this agreement up to the amount and including THIRTY MILLION HONG KONG DOLLARS (HKD30,000,000.00).

再者，擔保人對借款人於這合同所欠的債務需負上連帶責任，在借款人逾期不履行其債務責任時，擔保人同意澳門威尼斯人股份有限公司按澳門民法典第 636 條的規定無須先追討或起訴借款人之可根據，直接向擔保人就借款人所欠債務要求還款或提出訴訟。

Further, Guarantor is jointly and severally liable for any amount owed by the Borrower under this Agreement. In the event of any default in payment by Borrower, Guarantor agrees that VML may commence collection efforts or related legal proceeding directly against Guarantor for the defaulted payment without the need of exhausting its collection efforts against Borrower/Debtor, in accordance with and for the purposes of article 636 of the Macau Civil Code.

（七） 借款人於上述每項債務履行屆滿日期之前須將已收取娛樂場籌碼之相關貸款金額支付予貸款人。

7. The Borrower shall pay to the Lender the amount of the casino chips transferred to the Borrower no later than the due date stated for each withdrawal.

（八・一）倘若以上每項所定之到期還款日而尚未將逾期欠款全數清還時，借款人須支付逾期還款之年息爲 18%，利息計算日以到期日起至欠款全數付還爲止。

8.1. Any installment or amount loaned not paid on the due date(s) set out for each withdrawal shall be subject to default interest at the rate of 18%per annum, as from the date they become due and payable until effective payment.

（八・二）當欠款持續時，每月的利息將撥入本金並按原息率作計算，直至貸款人認爲欠款完全清還爲止。

8.2. So long as the failure continues such rate shall be recalculated on the same basis thereafter and interest so calculated shall be compounded monthly up to the moment the Lender determines such indebtedness to be fully settled.

（九）貸款人可以在借款人簽發並由擔保人透過保證作擔保的本票內填寫任何留空之部份，包括（一）貸款金額 (二) 還款到期日。

9. The Lender may complete any portion of any Promissory Note ("Livrança") executed by the Borrower, and guaranteed by the Guarantor by Aval, that may be missing, including (i) the amount of credit drawn and (ii) the maturity date.

（十） 借款人同意支付貸款人所有已收取的娛樂場籌碼，並免收不論任何性質的收費或扣除，繳付地點爲澳門氹仔望德聖母灣大馬路澳門威尼斯人度假村酒店行政辦公室二樓的威尼斯人澳門股份有限公司。

10. The Borrower agrees to pay to the Lender all casino chips transferred to the Borrower free of any charges or deductions of whatsoever nature at its premises known as Venetian Macau Limited, Estrada da Baia de Nossa Senhora da Esperança, The Venetian Macao Resort Hotel, Executive Offices – L2, Taipa, MACAU SAR, P. R. CHINA

（十一・一） 倘若借款人或擔保人不履行償還本合同訂定之貸款予貸款人，借款人及擔保人須以明示及不可廢止的方式賦予貸款人權利(此不構成貸款人義務)以便貸款人可使用任何借款人或擔保人的帳戶餘額(不論任何貨幣) 包括 (i) 借款人或擔保人在威尼斯人澳門股份有限公司娛樂場內持有的任何帳戶(ii) 任何由貸款人持有的借款人所繳付之定金或通過在威尼斯人澳門股份有限公司娛樂場轉碼計劃而獲得的或有權獲得的佣金，或 (iii) 可由借款人或擔保人兌現之娛樂場籌碼或押金作爲清還所欠的本金、利息或在任何期間因本合同衍生的欠款之用。

11.1. In the event of any non-payment by the Borrower and/or the Guarantor of any amounts due hereunder, the Borrower and the Guarantor hereby irrevocably empower the Lender (but without obligation, on the part of the Lender) to apply any credit balance (in whatever currency) (i) standing upon any account of the Borrower and/or of the Guarantor in the Venetian Macau Limited casinos, (ii) hold in any other form by the Lender, namely any commission payment that the Borrower may have earned or be entitled to through the rolling program(s) at Venetian Macau Limited casinos, or (iii) by using any casino chips that the Borrower or the Guarantor may redeem or any front deposit money of the Borrower or the Guarantor towards satisfaction of any sum whether principal interest or otherwise at any time due to the Lender under this Agreement.

（十一・二）倘若借款人或擔保人不履行償還本合同訂定之貸款，借款人及擔保人還須以不可廢止的方式賦予貸款人權利，使其可以借款人、擔保人或貸款人之名義，爲履行本條款而視爲必須之情況下進行任何行動及簽署任何文件，且因此而產生之費用均由借款人承擔。

11.2. The Borrower and the Guarantor also hereby irrevocably empower the Lender, in the event of any non-payment by the Borrower and/or the Guarantor of any amounts hereunder when due, in the name of the Borrower and/or of the Guarantor or of the Lender and at the expense of the Borrower to do all such acts and to execute all such documents as may be required to effect such application.

（十二・一）倘若借款人及/或擔保人不履行已承擔或將承擔的任何責任，包括不依時清還本合同所定之任何款項或根據本合同規定須清還之任何款項，貸款人有權要求即時歸還所有由借款人所欠之款項，包括所欠之本金、任何費用或開支，並可由該時起有全權自行決定是否向法院申請對有關之債務擔保進行執行。

12.1. Should the Borrower and/or the Guarantor default any of its obligations now assumed or to be assumed, namely should the Borrower fail to pay in the manner and time set forth in this agreement or which may be claimed from the Borrower hereunder, then the Lender shall be entitled to deem due and payable all amounts loaned to the Borrower, namely as principal, fees and expenses and the Lender shall thereafter be entitled to, with full powers and at its full discretion, enforce all the guarantees provided hereunder.

（十二・二）作爲從事博彩中介人業務的借款人，倘若博彩中介人之業務不被續期或有關之准照效力被終止或因違反第 6/2002 號行政法規之要求而被中止或終結的，均被視爲違約，並應承擔因違法或違反本合同任何條款所產生的法律後果。

12.2. The suspension or termination of the Borrower's activity as a gaming promoter, the non renewal or the termination of the respective license or defaulting any of the obligations set force in Administrative Regulation 6/2002, which compromises its gaming promotion activity, shall be deemed, for all events and purposes, events of default and have the exact same consequences provided for in Law or in this agreement.

（十三）倘若在合同內所定之貸款到期時而借款人尚未將每一逾期欠款一一清還，貸款人有權向借款人收取在收集任一欠款過程中所支付之費用，包括根據貸款人準備之帳單上所述的合理的律師費、法院費用以及依據本合同中具體所定利率計算之拖欠及累積的利息。

13. In the event the Borrower does not pay in full to the Lender any installment or amount loaned on the maturity dates set out for each withdrawal, the Lender shall be entitled to all costs of collection, including reasonable attorney fees, court costs, as per the amount stated in the billing note to be prepared by the Lender, and to default interest at the rate set out in such specific terms and conditions.

（十四・一） 因本貸款合同之條款而起的任何爭議須服從澳門特別行政區之法律管轄權，但並不妨礙貸款人將有關針對借款人或擔保人之訴訟程序交由其他地區之法院審理。

14.1. Any disputes arising from this agreement shall be subject to the exclusive jurisdiction of the courts of the Macau S.A.R. This shall not preclude the institution of legal proceedings against the Borrower or the Guarantor to the Lender in the Courts of any other jurisdiction.

（十四．二） 此貸款合同將受澳門法律所規範。
14.2. This loan agreement shall be governed by the laws of Macau.

（十五）擔保人同意可根據貸款人的要求，提供予貸款人一張個人簽發的支票作爲貸款之擔保物且同意貸款人有權將上述之個人支票用作來支付尚未清還的欠款，貸款人可以在擔保人之個人支票內填寫任何遺漏或空白之部份內容，包括（甲）未付清欠款金額及（乙）支票日期。
15. The Guarantor agrees to provide Lender, at Lender's option, and as security for the issuance of credit, a personal check which Lender may apply toward payment. The lender may complete any portion of the guarantor's personal cheque or cheque on board that may be missing or left blank including (i) the amount of the outstanding credit balance; (ii) date on the cheque.

（十六）本合同中所述的約定和條款將適用於所有由借款人所要求及擔保人所簽署的信貸提升。
16. The terms and conditions provided in this agreement will be applicable to all the increases of the credit line requested by the Borrower and undersigned by the Guarantor.

（十七）借款人聲明完全知悉及完全明白以上所有書面條款的內容，同時表明貸款人已充分地提供予借款人所要求的對條款內容之解說及任何有關的清晰說明。
17. The Borrower declares that he is fully aware of the contents of the above written clauses, that he has been duly informed on its contents and that all clarifications requested by him on this matter have been duly provided by the Lender.

澳門 月 日 年
Macau, . .

貸款人 The Lender
授權於澳門威尼斯人股份有限公司 On behalf of Venetian Macau Limited

[signature]
簽署 Signature 日期 Date
姓名 Name:
職銜 Title:

借款人(君堡博彩中介業務有限公司) The Borrower (KING'S GAMING PROMOTION LIMITED)

[signature] Mar 30, 2011
簽署 Signature 日期 Date
姓名 Name:莫志雄 MOK, CHI HUNG
職銜 Title: Administrador and Socio

[signature] Mar 30, 2011
簽署 Signature 日期 Date
姓名 Name: 黃漢明 WONG, HON MENG
職銜 Title: Socio

擔保人 Guarantor

[signature] Mar 30, 2011
簽署 Signature 日期 Date
姓名 Name:黃漢權 VONG, HON KUN

REGIÃO ADMINISTRATIVA ESPECIAL DE MACAU
NOTÁRIA PRIVADA
ANA MARIA FERREIRA SOARES DA SILVA

Reconheço as assinaturas retro, feitas na minha presença, de **MOK, CHI HUNG 莫志雄**, portador do Bilhete de Identidade de Residente Permanente da RAEM n.º 5051139(3) de 07.02.2006, emitido pela Direcção dos Serviços de Identificação de Macau, e de **WONG, HON MENG 黃漢明**, portador do Bilhete de Identidade de Residente Permanente da RAEM n.º 5034300(3) de 22.02.2006, emitido pela Direcção dos Serviços de Identificação de Macau, nas qualidades de únicos sócios e administrador e em representação da **"SOCIEDADE DE PROMOÇÃO DE JOGOS IMPERADOR, LIMITADA"**, em chinês **"君皇博彩中介集團有限公司"**, e em inglês **"KING'S GAMING PROMOTION LIMITED"**, cujas identidades, qualidades e poderes necessários para o acto verifiquei pela exibição dos referidos documentos de identificação, e por uma certidão emitida pela Conservatória dos Registos Comercial e de Bens Móveis de Macau desta sociedade emitida em 29.03.2011.

Macau, ano 2011 mês 03 dia 29.
A Notária Privada,

Conta nº 102 $14.00 (catorze patacas)

REGIÃO ADMINISTRATIVA ESPECIAL DE MACAU
NOTÁRIA PRIVADA
ANA MARIA FERREIRA SOARES DA SILVA

Reconheço a assinatura retro, feita na minha presença, de **VONG, HON KUN 黃漢權** portador do Bilhete de Identidade de Residente Permanente da RAEM n.º 5045024(6) de 02.01.2007, emitido pela Direcção dos Serviços de Identificação de Macau, cuja identidade verifiquei pela exibição do referido documento de identificação.

Macau, ano 2011 mês 03 dia 29.
A Notária Privada,

Conta nº 103 $7.00 (sete patacas)

CARTÓRIO DO NOTÁRIO PRIVADO LUÍS CAVALEIRO DE FERREIRA

Reconheço a assinatura retro de **FERREIRA, ANTÓNIO** 胡 明 禄, por confronto com a assinatura aposta no Bilhete de Identidade de Residente Permanente de Macau nº5010334(0), emitido em 21 de Julho de 2006, pela Direcção dos Serviços de Identificação, cuja pública-forma me foi exibida, como Administrador-Delegado e em representação da **"VENETIAN MACAU, S.A."**, qualidade e poderes para este acto que verifiquei pela pública-forma de uma acta da reunião do Conselho de Administração da sociedade, realizada em 14 de Janeiro de 2009 e por uma certidão emitida em 26/01/2011, pela Conservatória dos Registos Comercial e de Bens Móveis, que me foram exibidas.

Conta nº 4 $14,00

Macau, 1 de Abril de 2011.
O Notário,

KING'S GAMING,PROMOTIO [illegible]153510001
ACCOUNT: 1050427

DATE: 4/01/11
TIME: 12:01 PM
LOCATION 00168
AMT: $30,000,000.00
NNJ Chips
DOCUMENT # 2232569
PREV DOC # ______
FM BAL: $.00
CR ISS: $30,000,000/00

COPY

SUPERVISOR

DEALER/CASHIER
****
PAYMENT

SUPERVISOR

DEALER/CASHIER
METHOD: CHP CSH P/CK#

4/01/11
日期/Date

收款人抬頭：VENETIAN MACAU LIMITED，即付此借據的全數金額 [illegible]
Payable to Venetian Macau Limited on demand for full [illegible] $*******30,000,000.00*

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[illegible] $/(HK $)

THIRTY MILLION DOLLARS & 00 CENTS

[illegible]

出票地點：澳門

I promise to pay to Venetian Macau Limited or to its order, free of any charges or deductions of whatsoever nature, at its premises known as, Venetian Macao Resort Hotel in Macau, at Estrada da Baía de N. Senhora da Esperança, s/n, Taipa, Macau (SAR) or at any other place designated for such purpose by Venetian Macau Limited by means of prior written notice, the above written principal sum within seven days as from the date of issuance of this instrument.

In the event I do not pay in full to Venetian Macau Limited the above written amount on the maturity date set out above, I promise to pay to this company default interest thereon at the annual rate of 18% (eighteen per cent), as from the date such amount(s) become due and payable until effective payment.

I acknowledge myself to be indebted to Venetian Macau Limited in the sum above written, together with any accrued interest thereon and any interest that becomes due and payable, on account of the casino chips in the said amount that were transferred to me by this company on the date issuance of this instrument, without immediate settlement of such transfer by payment in cash or its equivalent.

This negotiable instrument is issued pursuant to article 1061 of the Commercial Code and to paragraph number 4 of article 2 of the Law number 6/2004, of 14th June.

I agree that the present instrument and all [illegible] the debt herein acknowledged shall be governed by the laws of the Macau SAR and will be subject to the exclusive jurisdiction of the Courts of the Macau SAR. I acknowledge that this shall not preclude the institution of legal proceedings against me by Venetian Macau [illegible] the courts of any other jurisdiction.

Place of Issuance: Macau

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KING'S GAMING,PROMOTION LIMITE

簽署 / Signature